UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 11, 2026 (May 6, 2026)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 3, as numbered in General Dynamics Corporation’s (the “Company”) 2026 Proxy Statement submitted to the Company’s shareholders for consideration at the Annual Meeting of Shareholders held on May 6, 2026, are set forth below.

Proposal 1. In an uncontested election, each of the following nominees was elected to the Board of Directors of the Company.

	For	Against	Abstain	Broker Non-Votes
Richard D. Clarke	206,009,776	5,863,619	163,899	26,186,524
Rudy F. deLeon	207,941,805	3,931,997	163,492	26,186,524
Cecil D. Haney	192,451,792	17,358,240	2,227,262	26,186,524
Charles W. Hooper	205,962,342	5,806,776	268,176	26,186,524
Mark M. Malcolm	209,159,574	2,721,387	156,333	26,186,524
Phebe N. Novakovic	206,980,293	4,919,764	137,237	26,186,524
C. Howard Nye	208,677,904	3,192,523	166,867	26,186,524
Catherine B. Reynolds	210,070,184	1,831,313	135,797	26,186,524
Laura J. Schumacher	204,477,368	7,422,217	137,709	26,186,524
Robert K. Steel	208,222,353	3,088,902	726,039	26,186,524
John G. Stratton	210,153,203	1,727,322	156,769	26,186,524
Peter A. Wall	205,256,169	6,630,230	150,895	26,186,524

Proposal 2. Shareholders approved, on an advisory basis, the selection of KPMG LLP as the Company’s independent auditor for 2026.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve KPMG as Independent Auditor	229,881,861	8,152,577	189,380	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2026 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	206,325,467	4,838,656	873,171	26,186,524

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 11, 2026

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